Exhibit 10.1
                          USM FINANCIAL SOLUTIONS, INC.
                        CAPITAL STOCK EXCHANGE AGREEMENT


     THIS AGREEMENT is made this 24th day of September, 2002, by and between U.S. MICROBICS, INC., a Colorado corporation, and USM CAPITAL GROUP, INC., a Nevada corporation (collectively, the "Sellers") and COMMERCE DEVELOPMENT CORPORATION, LTD., a Maryland corporation (the "Purchaser").

         WHEREAS, the Sellers are the owners of 2,000,000 shares of the common stock, par value $0.001 per share (the "Company Stock") of USM FINANCIAL SOLUTIONS, INC., a Nevada corporation (the "Company"); and

         WHEREAS, the Sellers and the Purchaser desire to exchange shares of the Company Stock and the Purchaser's Stock as hereinafter provided;

         NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the Sellers and the Purchaser agree as follows:

1. Exchange of Stock. Upon the terms and conditions set forth in this Agreement, the Sellers shall exchange, sell, assign, and transfer to the Purchaser at the closing of this Agreement (the "Closing"), free and clear of all liens and encumbrances, and the Purchaser, upon the basis of the covenants, warranties and representations of the Sellers set forth herein, shall accept from the Sellers at the Closing all 2,000,000 shares of the Company Stock owned by the Sellers. Subject to the terms of this Agreement and in reliance on the representations and warranties of the Sellers, and in full consideration therefor, the Purchaser shall deliver to the Sellers, in exchange, at the Closing 800,000 shares of the Purchaser's common stock, par value $0.001 per share (the "Purchaser's Stock"). The Purchaser's Stock shall be delivered 320,000 shares to U.S. Microbics, Inc. and 480,000 shares to USM Capital Group, Inc.

2. Tax Treatment. The exchange described herein is intended to comply with all of the provisions of Section 351 of the Internal Revenue Code of 1986, as amended, and all applicable regulations thereunder. In order to ensure compliance with said provisions, the parties agree to take whatever steps may be necessary, including, but not limited to, the amendment of this Agreement.

3. Registration Rights. It is contemplated by the parties that certain of the shares of the Purchaser's Stock will be spun-off to the stockholders of U.S. Microbics, Inc. pursuant to a registration statement on Form SB-2 (the "Registration Statement") to be filed by the Purchaser under the Securities Act of 1933, as amended, as soon as is reasonably possible after the Closing, with such shares being freely tradable. The Purchaser hereby undertakes that it will file the Registration Statement as promptly as possible following the Closing. The Sellers agree to reasonably cooperate in furnishing all required information reasonably requested by the Purchaser in connection with the preparation and filing of the Registration Statement.

4. Representations and Warranties of the Sellers. Where a representation contained in this Agreement is qualified by the phrase "to the best of the Sellers' knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Sellers believe the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Sellers represent and warrant as follows:

(a) Power and Authority. The Sellers have full power and authority to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the "Other Agreements").

(b) Binding Effect. Upon execution and delivery by the Sellers, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Sellers, enforceable against the Sellers in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Effect. Neither the execution and delivery of this Agreement or the Other Agreements nor full performance by the Sellers of their obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of the Company or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of the Company or necessary for the operation of the Company's business (the "Business") following the Closing or any other material contract, commitment, or other obligation to which the Company is a party, or create or result in the creation of any encumbrance on any of the property of the Company.

(d) No Consents. No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Sellers prior to the Closing to authorize the execution, delivery and performance by the Sellers of this Agreement or the Other Agreements.

(e) Stock Ownership. The Sellers have good, absolute, and marketable title to 2,000,000 shares of the Company Stock, which constitute all of the issued and outstanding shares of the capital stock of the Company. The Sellers have the complete and unrestricted right, power and authority to sell, transfer and assign the Company Stock pursuant to this Agreement. The delivery of the Company Stock to the Purchaser as herein contemplated will vest in the Purchaser good, absolute and marketable title to all of the issued and outstanding shares of the Company Stock, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws.

(f) Organization and Standing of the Company. The Company is a duly organized and validly existing Nevada corporation in good standing, with all requisite corporate power and authority to carry on the Business as presently conducted. The Company has not qualified to do business in any other jurisdiction.

(g)      No Subsidiaries.  The Company has no subsidiaries.
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(h) Capitalization. The Company is authorized by its Articles of Incorporation to issue 300,000,000 shares of the Company Stock, 2,000,000 shares of which are duly and validly issued and outstanding, fully paid, and non-assessable. The Company is also authorized to issue 50,000,000 shares of preferred stock, par value $0.001 per share, of which none have been issued. There are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Company Stock or other securities or entitling anyone to acquire the Company Stock or other securities of the Company.

(i)      Assets and  Liabilities.  The Company is newly formed and does not have
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any assets or  liabilities,  or pending or  threatened claims.

(j)      The Sellers'  Representations  and Warranties  True and Complete.  All
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representations  and warranties of the Sellers in this Agreement and the Other
Agreements are true, accurate and complete in all material respects as of the Closing.

(k) No Knowledge of the Purchaser's Default. The Sellers have no knowledge that any of the Purchaser's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that the Purchaser is in default under any term or provision of this Agreement or the Other Agreements.

(l) No Untrue Statements. No representation or warranty by the Sellers in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

(m)      Reliance.  The foregoing  representations  and warranties are made by
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the Sellers with the knowledge and expectation  that the Purchaser is placing complete reliance thereon.

5. Representations and Warranties of the Purchaser. Where a representation contained in this Agreement is qualified by the phrase "to the best of the Purchaser's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Purchaser believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Purchaser hereby represents and warrants to the Sellers as follows:

(a)      Power and  Authority.  The Purchaser has full  corporate  power and
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authority to execute,  deliver and perform this  Agreement and the Other
Agreements.

(b) Authorization. The execution, delivery and performance of this Agreement and the Other Agreements by the Purchaser have been duly authorized by all requisite corporate action.

(c) Binding Effect. Upon execution and delivery by the Purchaser, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof and thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) No Default. Neither the execution and delivery of this Agreement or the Other Agreements nor full performance by the Purchaser of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of the Purchaser or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of the Purchaser or necessary for the operation of the Purchaser's business following the Closing or any other material contract, commitment, or other obligation to which the Purchaser is a party, or create or result in the creation of any encumbrance on any of the Purchaser's assets.

(e) No Consents. No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Purchaser prior to the Closing to authorize the execution, delivery and performance by the Purchaser of this Agreement or the Other Agreements.

(f) Organization and Standing of the Purchaser. The Purchaser is a duly organized and validly existing Maryland corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted. The Purchaser has not qualified to do business in any other jurisdiction.

(g)      The Purchaser's  Representations  and Warranties  True and Complete.
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All  representations  and warranties this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

(h) No Knowledge of the Sellers' Default. The Purchaser has no knowledge that any of the Sellers' representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any respect or that the Sellers are in default under any term or provision of this Agreement or the Other Agreements.

(i) No Untrue Statements. No representation or warranty by the Purchaser in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

(j)      Reliance.  The foregoing  representations  and warranties are made by
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the Purchaser  with the knowledge and  expectation  that the Sellers are placing complete reliance thereon.

6.       Actions of the Company Pending the Closing.  The Sellers agree that
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from the date hereof through the Closing:

(a) Operations. The Sellers will use their best efforts to cause the Company to
(i) be operated in keeping with its customary practices and in compliance with all applicable laws, rules and regulations; (ii) continue to replenish its inventory in a normal and customary manner consistent with its practices; (iii) use its best efforts to maintain the relationships of its suppliers, customers and those having business relations with it; and (iv) not engage in any transaction or make any commitment or expenditure other than those which are in the usual and ordinary course of business.

(b)      No Change in Corporate  Charter.  No change will be made in the
         -------------------------------
Articles of Incorporation or Bylaws of the Company, except as may be first approved in writing by the Purchaser.

(c)      No Change in Stock.  No change will be made in the authorized or issued
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capital stock of the Company.

(d)      No Default.  The Company shall timely pay and/or not suffer any default
         ----------
with respect to any of its contracts, commitments or obligations. The Company shall also continue to pay as they become due all accounts payable of the Company.

(e)      No Contracts.  No contract or commitment will be entered into by or on
         ------------
behalf of the Company.

(f)      No Liabilities.  The Company shall not issue or sell any of the Company
         --------------
Stock, bonds, notes, or other corporate securities, or incur any obligation or liability, except as may be first approved in writing by the Purchaser.

(g)      Compliance.  The Sellers  shall cause the Company and its officers and
         ----------
employees to comply with all  applicable  provisions of this Agreement.

7.       Conditions  Precedent to Obligations of the Purchaser.  All obligations
         -----------------------------------------------------
of the Purchaser under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions which must be satisfied as herein specified:

(a) Representations and Warranties True at Closing. The representations and warranties of the Sellers herein shall be deemed to have been made again on the Closing Date, and then be true and correct, subject to any changes contemplated by this Agreement. The Sellers shall have performed all of the obligations to be performed by them hereunder on or prior to the Closing Date.

(b)      Resignations  of  Directors  and  Officers.  The Sellers  shall have
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delivered  to the  Purchaser  at the Closing the written resignations of all of the directors and officers of the Company.

(c) Execution and Delivery of Documents. On or before the Closing Date, the Sellers shall have executed and delivered to the Purchaser all the items listed in Paragraph 13 hereof.

(d) Other Matters. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Purchaser and its counsel, whose approval shall not be unreasonably withheld.

8.       Conditions  Precedent to  Obligations of the Sellers.  All  obligations
         ----------------------------------------------------
of the Sellers under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

(a) Representations and Warranties True at Closing. The representations and warranties of the Purchaser herein shall be deemed to have been made again on the Closing Date, and then be true and correct, subject to any changes contemplated by this Agreement. The Purchaser shall have performed all of the obligations to be performed by the Purchaser hereunder on or prior to the Closing Date. (b) Resolutions. The Sellers' counsel shall have received certified resolutions of a meeting of the Board of Directors of the Purchaser pursuant to which this Agreement and the transactions contemplated hereby were duly and validly approved, adopted and ratified by the Purchaser all in form and content satisfactory to such counsel, authorizing (i) the execution, delivery and performance of this Agreement, (ii) such other documents and instruments as shall be necessary to consummate the transactions contemplated hereby and thereby, and (iii) all actions to be taken by the Purchaser hereunder.

(c) Other Matters. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Sellers and their counsel, whose approval shall not be unreasonably withheld.

9. The Nature and Survival of Representations, Covenants and Warranties. All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, shall expire one year following the Closing Date.

10. Cooperation. The Purchaser and the Sellers will each cooperate with the other, at the other's request and expense, in furnishing information, testimony, and other assistance in connection with any actions, proceedings, arrangements, disputes with other persons or governmental inquiries or investigations involving the Sellers' or the Purchaser's conduct of the Business or the transactions contemplated hereby.

11. Further Conveyances and Assurances. After the Closing, the Sellers and the Purchaser, each, will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in the other ownership of the Company Stock or the Purchaser's Stock, as the case may be.

12. Closing. The Closing Date of the sale and purchase contemplated hereunder shall be on or before October 31, 2002, subject to acceleration or postponement from time to time as the Sellers and the Purchaser mutually agree. The Closing shall be held at the offices of the Sellers at 2:00 p.m., San Diego, California time, on the Closing Date unless another hour or place is mutually agreed upon by the Sellers and the Purchaser.

13.      Deliveries at the Closing by the Sellers.  At the Closing, the Sellers
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shall deliver to the Purchaser the following:

(a) A certificate representing 2,000,000 shares of the Company Stock, duly endorsed in favor of the Purchaser.

(b)      A certificate executed by the Sellers to the effect that:

(i) All corporate and other proceedings or actions required to be taken by the Sellers and the Company in connection with the transactions contemplated by this Agreement have been taken;

(ii) All requisite governmental approvals and authorizations necessary for consummation by the Sellers of the transactions contemplated hereby have been duly issued or granted; and

(iii) There has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

(c)      The resignations of all of the directors and officers of the Company.

(d) Any other document which may be necessary to carry out the intent of this Agreement.

         All documents reflecting any actions taken, received or delivered by the Sellers pursuant to this Paragraph 13 shall be reasonably satisfactory in form and substance to the Purchaser and the Purchaser's counsel.

14.      Deliveries at the Closing by the Purchaser.  At the Closing, the
         ------------------------------------------
Purchaser shall deliver to the Sellers the following:

(a) A certificate representing 320,000 shares of the Purchaser's Stock, duly endorsed in favor of U.S. Microbics, Inc.

(b) A certificate representing 480,000 shares of the Purchaser's Stock, duly endorsed in favor of USM Capital Group, Inc.

(c) A certificate executed by an officer of the Purchaser with knowledge of the facts to the effect that:

(i) All corporate and other proceedings or actions required to be taken by the Purchaser in connection with the transactions contemplated by this Agreement have been taken;

(ii) All requisite governmental approvals and authorizations necessary for consummation by the Purchaser of the transactions contemplated hereby have been duly issued or granted; and

(iii) There has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

(d) Any other document which may be necessary to carry out the intent of this Agreement.

         All documents reflecting any actions taken, received or delivered by the Purchaser pursuant to this Paragraph 14 shall be reasonably satisfactory in form and substance to the Sellers and the Sellers' counsel.

15. Assignment. This Agreement shall be binding upon and inure to the benefit of the successors of each of the parties hereto, but shall not be assignable by either party without the prior written consent of the other party, which consent shall be subject to such party's sole, absolute and unfettered discretion.

16. Notices. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Sellers, addressed to Mr. Robert C. Brehm at 5922 B Farnsworth Court, Carlsbad, California 92008, telecopier (760) 918-1855, and e-mail bob@bugsatwork.com; and if to the Purchaser, addressed to Mr. Andrew E. Mercer at 8880 Rio San Diego Drive, 8th Floor, San Diego, California 92108, telecopier (619) 209-6079, and e-mail fazmajestic@cs.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

17. Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words
         ------------
in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

18. Waiver. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

19.      Cumulative  Rights.  The rights and remedies of any party under this
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Agreement and the instruments  executed or to be executed in connection herewith, or any of it, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

20. Invalidity. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

21.      Time of the Essence.  Time is of the essence of this Agreement.
         -------------------

22.      Multiple  Counterparts.  This Agreement may be executed  in one or more
         ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

23.      Controlling  Agreement.  In the event of any  conflict  between  the
         ----------------------
terms of this Agreement or any agreement referred to herein, the terms of this Agreement shall control.

24.      Law Governing.  This Agreement  shall be construed and governed by the
         -------------
laws of the State of California, and all obligations hereunder shall be deemed performable in San Diego County, California.

25.      Entire Agreement.  This instrument  contains the entire  understanding
         ----------------
of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.






         IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.

                            U.S. MICROBICS, INC.



                            By/s/Robert C. Brehm
                            Robert C. Brehm, President


                            USM CAPITAL GROUP, INC.



                            By/s/Conrad Nagel
                            Conrad Nagel, President


                            COMMERCE DEVELOPMENT CORPORATION, LTD.



                            By/Andrew E. Mercer
                            Andrew E. Mercer, President